                               THE MALAYSIA FUND, INC.
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs                         Dato Malek Merican
CHAIRMAN OF THE BOARD                   DIRECTOR
OF DIRECTORS
                                        William G. Morton, Jr.
Michael F. Klein                        DIRECTOR
PRESIDENT AND DIRECTOR
                                        Stefanie V. Chang
Peter J. Chase                          VICE PRESIDENT
DIRECTOR
                                        Harold J. Schaaff, Jr.
John W. Croghan                         VICE PRESIDENT
DIRECTOR
                                        Joseph P. Stadler
David B. Gill                           VICE PRESIDENT
DIRECTOR
                                        Valerie Y. Lewis
Graham E. Jones                         SECRETARY
DIRECTOR
                                        Joanna M. Haigney
John A. Levin                           TREASURER
DIRECTOR
                                        Belinda A. Brady
                                        ASSISTANT TREASURER
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER

Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lampur, Malaysia
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.


                             ----------------------------

                                         THE
                                   MALAYSIA FUND,
                                         INC.

                             ----------------------------


                                 FIRST QUARTER REPORT
                                    MARCH 31, 1998
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
---------

For the three months ended March 31, 1998, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 20.36% compared to 29.03% for the U.S. dollar adjusted Kuala Lumpur Stock Exchange Composite Index (the "Index"). For the one year ended March 31, 1998 and for the period since the Fund's commencement of operations on May 4, 1987 through March 31, 1998, the Fund's total return, based on net asset value per share, was -66.98% and 2.04%, respectively, compared to -59.21% and 25.41%, respectively, for the Index. On March 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $7.75, representing a 28.5% premium to the Fund's net asset value per share.

The Malaysian stock market opened the year on a weak note as the regional currency crisis intensified. However, the market rallied sharply in February on the resurgence of investor confidence in reaction to policy changes in Thailand and Korea and receding concerns over currency and political problems in Indonesia. Like a coiled spring that had been compressed by heavy selloffs in the second half of 1997, the Malaysian market sprang to life with all of its gains for the quarter made in February. Currency and interest rate-sensitive stocks led the rally as the ringgit and interest rates eased off their peak-crisis levels. The sharp jump in equity prices was not sustainable, however, as corporate restructuring and economic slowdown brought reality back to inflated equity prices. Uncertainties over the terms of certain bank mergers and acquisitions further dampened sentiment. 1997 corporate results were generally in line with expectations at the operating level; however, bottom lines were distorted by massive write-offs to adjust for the currency effects on corporates with heavy foreign debt.

The regional currency devaluation has put the brakes on Malaysia's break-neck pace of above 8% GDP growth over the past decade. For 1997, the economy recorded growth of 7.8%, primarily on the strength of the manufacturing and construction sectors. The economy is expected to slump to a more muted 2%-3% GDP growth rate in 1998, reflecting the economic adjustment that Malaysia must undergo in the face of the region-wide economic crisis and the slow-down in domestic consumption and investment. Trade balances have registered sharp improvements in recent months as the weaker ringgit has led to a collapse in imports, particularly of capital and intermediate goods. Exports, on the other hand, recorded modest growth in U.S. dollar terms. The resultant inflation following the ringgit's devaluation pushed the CPI to almost 5% in February. In tandem with trends in regional interest rates, and as a consequence of supporting the badly-battered ringgit, interest rates in Malaysia moved steadily upwards with three-month interbank rates appreciating over the past six months from 7.7% at the end of September, 1997 to 11.0% at March 31.

The Fund's underperformance relative to its benchmark for the first quarter was largely attributable to the defensive positions established at the beginning of the year. Although the Fund managed to claw back some of its relative performance in March, as yen weakness and some negative corporate developments eroded the market's earlier gains, the Fund did not fully participate in the sudden turn-around in market sentiment in February, as the rally was led by currency- and interest rate-sensitive stocks which were underrepresented in the Fund's portfolio.

Looking ahead, the economy is expected to experience muted GDP growth in 1998, as noted earlier. While trade balances are expected to be positive in the coming months, further improvements are not expected to be significant in the absence of a pick up in exports. Any economic growth likely will come from the export sector as domestic demand and investment will continue to decline in tandem with the negative wealth effect caused by the market crash and currency crisis. Inflation is expected to push above 7% for the year and continued tight monetary policy maintained by Bank Negara is expected to result in firmness in interest rates with the Base Lending Rate staying above the psychologically important 10% level in the short-term.

Following its sharp February gains, the market is currently trading at 22 times prospective 1998 earnings with earnings per share expected to contract a further 15% this year. As short-term valuations do not appear attractive, we expect the market to trade within a fairly narrow range for a considerable period of time. Corporate failures may increase downside risks but a spate of upcoming mergers and acquisition activity may spur interest in the Malaysian market.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Joseph Tern

Joseph Tern
PORTFOLIO MANAGER

April 1998

The Malaysia Fund, Inc.
Investment Summary as of March 31, 1998 (Unaudited)

-------------------------------------------------------------------------------------------------------------------------
HISTORICAL
INFORMATION                                                           TOTAL RETURN (%)
                                      -----------------------------------------------------------------------------------
                                           MARKET VALUE (1)          NET ASSET VALUE (2)               INDEX (3)
                                      ------------------------     ------------------------     ------------------------
                                                     AVERAGE                      AVERAGE                      AVERAGE
                                      CUMULATIVE      ANNUAL       CUMULATIVE      ANNUAL       CUMULATIVE      ANNUAL
                                      ----------    ----------     ----------    ----------     ----------    ----------
               FISCAL YEAR TO DATE      18.10%             -          20.36%             -          29.03%             -
               ONE YEAR                (53.38)        (53.38)%       (66.98)        (66.98)%       (59.21)        (59.21)%
               FIVE YEAR               (20.14)+        (4.40)+       (36.95)+        (8.81)+       (20.21)         (4.41)
               TEN YEAR                120.79+          8.24+         43.53+          3.68+         77.49           5.90
               SINCE INCEPTION*         31.15+          2.52+          2.04+          0.19+         25.41           2.10

Past performance is not predictive of future performance.
-------------------------------------------------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

[GRAPH]

                                                                                  YEARS ENDED DECEMBER 31:

                                      1988        1989        1990        1991        1992        1993        1994        1995
                                   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value Per Share . .       $ 8.98     $ 13.77     $ 12.41     $ 13.55     $ 16.28     $ 27.32     $ 18.57     $ 18.58
Market Value Per Share. . . .       $ 7.50     $ 18.75     $ 11.38     $ 11.75     $ 16.25     $ 28.00     $ 17.38     $ 17.00
Premium/(Discount). . . . . .        (16.5)%      36.2%       (8.3)%     (13.3)%      (0.2)%       2.5%       (6.4)%      (8.5)%
Income Dividends. . . . . . .       $ 0.17     $  0.11     $  0.21     $  0.07           -     $  0.16     $  0.02           -
Capital Gains Distributions .            -           -           -           -           -     $  1.13     $  3.59     $  0.84
Fund Total Return (2) . . . .        23.32%      54.57%      (8.35)%      9.80%      20.15%      98.28%+    (18.87)%      4.33%
Index Total Return (3). . . .        25.73%      57.91%     (10.02)%      9.13%      20.19%      92.60%     (19.66)%      3.05%

                                                             THREE MONTHS
                                                                ENDED
                                                               MARCH 31,
                                         1996        1997        1998
                                      ---------   ---------   ---------
Net Asset Value Per Share . .         $ 19.29     $  5.04     $  6.03
Market Value Per Share. . . .         $ 17.50     $  6.56     $  7.75
Premium/(Discount). . . . . .            (9.3)%      30.2%       28.5%
Income Dividends. . . . . . .               -           -           -
Capital Gains Distributions .         $  2.82      $ 0.51           -
Fund Total Return (2) . . . .           19.93%     (72.89)%     20.36%
Index Total Return (3). . . .           25.12%     (68.71)%     29.03%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Kuala Lumpur Stock Exchange (KLSE) Composite Index is a broad based capitalization weighted index of 100 stocks listed on the exchange, including dividends.
  *  The Fund commenced operations on May 4, 1987.
  + This return does not include the effect of the rights issued in connection with the Rights Offering.


The Malaysia Fund, Inc.
Portfolio Summary as of March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS DIVERSIFICATION

                                     [CHART]


                 Short-Term Investments               4.7%
                 Equity Securities                   95.3%


--------------------------------------------------------------------------------
SECTORS

                                    [CHART]


         Other                                       30.5%
         Utilities -- Electrical & Gas               11.2%
         Transportation -- Shipping                   3.8%
         Telecommunications                           5.5%
         Banking                                      7.1%
         Beverages & Tobacco                         10.4%
         Broadcasting & Publishing                    7.8%
         Energy Sources                               6.5%
         Leisure & Tourism                            8.7%
         Miscellaneous Materials & Commodities        4.2%
         Multi-Industry                               4.3%


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                    PERCENT OF
                                                                    NET ASSETS
                                                                    ----------
 1.     Tenaga Nasional Bhd                                            6.2%
 2.     Telekom Malaysia Bhd                                           5.5
 3.     New Straits Times Press Bhd                                    4.9
 4.     Petronas Gas Bhd                                               4.7
 5.     Malayan Banking Bhd                                            4.6
 6.     Rothmans of Pall Mall Bhd                                      4.3
 7.     MNI Holdings Bhd                                               3.4
 8.     Malaysian Resources Corp. Bhd                                  3.1
 9.     Sime Darby Bhd                                                 3.1
10.     Kentucky Fried Chicken Holding Bhd                             2.9
                                                                      ----
                                                                      42.7%
                                                                      ----
                                                                      ----

* Excludes short-term investments.

INVESTMENT (UNAUDITED)
--------------------------------------------------------------------------------
MARCH 31, 1998

                                                                          VALUE
                                                           SHARES         (000)
--------------------------------------------------------------------------------
MALAYSIAN COMMON STOCKS (95.0%)
 (Unless otherwise noted)
--------------------------------------------------------------------------------
AUTOMOBILES (3.3%)
  MBM Resources Bhd                                       933,000   U.S.$    465
  Tan Chong Motor Holdings Bhd                          2,014,000          1,451
                                                                    ------------
                                                                           1,916
                                                                    ------------
--------------------------------------------------------------------------------
BANKING (7.1%)
  Commerce Asset Holding Bhd                            1,500,000          1,307
  Malayan Banking Bhd                                     700,100          2,685
  Southern Bank Bhd (Foreign)                             250,000            159
                                                                    ------------
                                                                           4,151
                                                                    ------------
--------------------------------------------------------------------------------
BEVERAGES & TOBACCO (10.4%)
  Carlsberg Brewery Malaysia Bhd                          267,000          1,039
  Guinness Anchor Bhd                                     827,000          1,359
  R.J. Reynolds Bhd                                       641,500          1,177
  Rothmans of Pall Mall Bhd                               300,000          2,507
                                                                    ------------
                                                                           6,082
                                                                    ------------
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (7.8%)
  Nanyang Press Bhd                                       264,000            282
  New Straits Times Press Bhd                           1,833,000          2,863
  Star Publications                                       843,000          1,443
                                                                    ------------
                                                                           4,588
                                                                    ------------
--------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (1.7%)
  Hume Industries (Malaysia) Bhd                          931,000          1,010
                                                                    ------------
--------------------------------------------------------------------------------
CONSTRUCTION & HOUSING (1.8%)
  Ekran Bhd                                             3,250,000          1,051
                                                                    ------------
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS (1.9%)
  Amway (Malaysia) Holdings Bhd                           509,000          1,102
                                                                    ------------
--------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (1.4%)
  Lityan Holdings Bhd                                     451,000            846
                                                                    ------------
--------------------------------------------------------------------------------
ENERGY SOURCES (6.5%)
  Dialog Group Bhd                                        559,000          1,057
  Petronas Gas Bhd                                      1,048,000          2,785
                                                                    ------------
                                                                           3,842
                                                                    ------------
--------------------------------------------------------------------------------
FINANCIAL SERVICES (0.7%)
  TA Enterprise Bhd                                     1,200,000            434
                                                                    ------------
--------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (2.9%)
  Kentucky Fried Chicken Holdings Bhd                     967,000          1,683
  Kentucky Fried Chicken Holdings Bhd
    (Warrants), expiring 2/7/01                           135,000             40
                                                                    ------------
                                                                           1,723
                                                                    ------------
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (1.5%)
  Jaya Tiasa Holdings Bhd                                 500,000            856
                                                                    ------------
--------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS (1.0%)
  Malaysian Pacific Industries Bhd                        200,000            586
                                                                    ------------
--------------------------------------------------------------------------------
INSURANCE (2.4%)
  Malaysian Assurance Alliance Bhd                        524,000          1,084
  Malaysian National Reinsurance Bhd                      320,000            307
                                                                    ------------
                                                                           1,391
                                                                    ------------
--------------------------------------------------------------------------------
LEISURE & TOURISM (8.7%)
  Berjaya Group Bhd                                     1,860,000            581
  Genting Bhd                                             430,200          1,473
  Magnum Corp. Bhd                                        500,000            427
  Resorts World Bhd                                       588,000          1,297
  Tanjong plc                                             540,000          1,317
                                                                    ------------
                                                                           5,095
                                                                    ------------
--------------------------------------------------------------------------------
METALS - NON-FERROUS (3.4%)
  MNI Holdings Bhd                                        980,000          2,000
                                                                    ------------
--------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES (4.2%)
  Golden Hope Plantations Bhd                             658,000            829
  Hap Seng Consolidated Bhd                               600,000            819
  IOI Corporation Bhd                                   1,041,400            799
                                                                    ------------
                                                                           2,447
                                                                    ------------
--------------------------------------------------------------------------------
MULTI-INDUSTRY (4.3%)
  Renong Bhd                                              700,000            276
  Sime Darby Bhd                                        1,601,400          1,790
  Technology Resources Industries Bhd                     397,000            453
                                                                    ------------
                                                                           2,519
                                                                    ------------
--------------------------------------------------------------------------------
REAL ESTATE (3.5%)
  Malaysian Resources Corp. Bhd                         3,118,000          1,811
  Tan & Tan Development Bhd                               678,000            266
                                                                    ------------
                                                                           2,077
                                                                    ------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (5.5%)
  Telekom Malaysia Bhd                                    938,000          3,238
                                                                    ------------
--------------------------------------------------------------------------------
TRANSPORTATION - SHIPPING (3.8%)
  Malaysian International Shipping Bhd                    929,000          1,655
  Malaysian International Shipping Bhd (Foreign)          300,000            575
                                                                    ------------
                                                                           2,230
                                                                    ------------
--------------------------------------------------------------------------------
UTILITIES - ELECTRICAL & GAS (11.2%)
  Prime Utilities Bhd                                     743,000          1,211
  Puncak Niaga Holding Bhd                              1,134,000          1,243
  Tenaga Nasional Bhd                                   1,450,000          3,655
  YTL Power International Bhd                             530,000            496
                                                                    ------------
                                                                           6,605
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost U.S.$83,830)                                                       55,789
                                                                    ------------
--------------------------------------------------------------------------------

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (4.7%)
  Malaysian Ringgit
    (Cost U.S.$2,842)                                MYR   10,135   U.S.$  2,777
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
    (Cost U.S.$86,672)                                                    58,566
                                                                    ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
  Other Assets                                       U.S.$  2,173
  Liabilities                                              (2,016)           157
                                                     ------------   ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 9,732,966 issued and
    outstanding U.S.$0.01 par value shares
    (20,000,000 shares authorized)                                  U.S.$ 58,723
                                                                    ------------
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                           U.S.$   6.03
                                                                    ------------
                                                                    ------------
--------------------------------------------------------------------------------

NOTE: Prior government approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created and offered for investment. The "local" and "foreign" shares' market values may vary.


                                          6